UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2010

BLOCKBUSTER INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	001-15153	52-1655102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Elm Street Dallas, Texas	75270 (Zip code)
(Address of principal executive offices)

(214) 854-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2010, Blockbuster Inc. (the “Company”) entered into a settlement agreement (the “Settlement Agreement”) with Gregory S. Meyer, a stockholder of the Company who nominated himself and was soliciting proxies with respect to his election to the Company’s Board of Directors (the “Board”) at the Company’s 2010 annual meeting of stockholders. Pursuant to the Settlement Agreement, among other things, (i) the Company agreed to increase the size of the Board from seven to eight members and appoint Mr. Meyer to fill the vacancy resulting therefrom, (ii) Mr. Meyer agreed to terminate his solicitation of proxies with respect to the 2010 annual meeting, (iii) Mr. Meyer agreed to be subject to certain standstill restrictions, transfer limitations and voting agreements relating to his shares of Company common stock, and (iv) Mr. Meyer agreed to be responsible for all fees and expenses incurred in connection with his solicitation of proxies. The foregoing description is qualified in its entirety by reference to the full text of the Settlement Agreement, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Further, effective June 24, 2010, Mr. Meyer was appointed to serve as a member of the Board’s Nominating/Corporate Governance Committee. Mr. Meyer will be compensated for his service on the Board in the same form and amount as the other non-employee members of the Board. A summary of such compensation is filed as Exhibit 10.4(a) to the Company’s Annual Report on Form 10-K for the fiscal year ended January 6, 2008, and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June 24, 2010, the Company issued a press release regarding the preliminary voting results from the Company’s 2010 annual meeting as well as the settlement with Mr. Meyer. A copy of the press release is attached to this report as Exhibit 99.2 and is incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K under this Item 7.01 (Regulation FD Disclosure), including the press release furnished as an exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Settlement Agreement, dated as of June 24, 2010, by and between Gregory S. Meyer and Blockbuster Inc.

99.2	Press Release dated June 24, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCKBUSTER INC.

Date: June 28, 2010	By:	/S/ THOMAS M. CASEY
Thomas M. Casey Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Settlement Agreement, dated as of June 24, 2010, by and between Gregory S. Meyer and Blockbuster Inc.

99.2	Press Release dated June 24, 2010